                                                                    Exhibit 10.2

                          PURCHASE AND SALE AGREEMENT


         This PURCHASE AND SALE AGREEMENT dated as of August 17, 2001 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is among GRAD PARTNERS, INC., a Delaware corporation ("Seller"),
 ---------                                                           ------
FIFTH THIRD BANK, not in its individual capacity but solely as eligible lender trustee for the benefit of Seller (in such capacity, the "Grad Partners
                                                          -------------
Trustee"), under a trust agreement, dated as of August 17, 2001 (the "Grad
-------                                                               ----
Partners Trust Agreement"), between Seller and the Grad Partners Trustee, GRAD
------------------------
PARTNERS PREMIER, LLC, a Delaware limited liability company, as purchaser ("Purchaser") and FIFTH THIRD BANK, not in its individual capacity but solely as
  ---------
eligible lender trustee ("Eligible Lender Trustee") for the benefit of
                          -----------------------
Purchaser, under a Trust Agreement, dated as of August 17, 2001 (the "Trust
                                                                      -----
Agreement"), between Purchaser and the Eligible Lender Trustee.
---------
                                  WITNESSETH:

         WHEREAS, Seller is engaged in a program of originating, purchasing and financing Student Loans, which include FFEL Loans, HEAL Loans and Consumer Education Loans;

         WHEREAS, Purchaser intends to engage in a program of purchasing and financing Student Loans, including FFEL Loans, HEAL Loans and Consumer Education Loans;

         WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, certain Consumer Education Loans, HEAL Loans and FFEL Loans in accordance with the terms and conditions of this Agreement; and

         WHEREAS, the Grad Partners Trustee holds legal title to, and serves as Grad Partners Trustee with respect to, the Student Loans on behalf of the Seller; and

         WHEREAS, the Eligible Lender Trustee holds legal title to, and serves as Eligible Lender Trustee with respect to, the Student Loans on behalf of the Purchaser.

         NOW THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties agree as follows:



                                   ARTICLE I

                                  DEFINITIONS

         Unless otherwise indicated, certain terms that are capitalized and used in this Agreement are defined in Appendix A to the Indenture, dated as of August
                                 ----------
17, 2001 (as amended, amended
and restated supplemented or otherwise modified from time to time, the "Indenture"), among Purchaser, Market Street Funding Corporation, as noteholder
 ---------
(the "Noteholder"), PNC Bank, National Association, as administrator for
      ----------
Noteholder (the "Administrator") and Fifth Third Bank, as eligible lender
                 -------------
trustee (in such capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee") and as indenture trustee (in such
               -----------------------
capacity, and together with any successor thereto in such capacity, the "Indenture Trustee"). The following words and terms used in this Agreement shall
 -----------------
have the following meanings:

         "Aggregate Purchase Price" means with respect to a Portfolio of Student
          ------------------------
Loans, the aggregate of the Purchase Prices for each Student Loan within such Portfolio.

         "Eligible Lender Trustee" has the meaning set forth in the preamble to
          -----------------------
this Agreement.

         "Grad Partners Trustee" has the meaning set forth in the preamble to
          ---------------------
this Agreement.

         "Grad Partners Trustee Agreement" has the meaning set forth in the
          -------------------------------
preamble to this Agreement.

         "Material Adverse Effect" means, with respect to any event or
          -----------------------
circumstance, a material adverse effect on:

                  (i) the business, assets, financial condition, operations or prospects of Seller;

                  (ii) the ability of Seller to perform its obligations under this Agreement;

                  (iii) the validity or enforceability as against Seller of this Agreement;

                  (iv) the status, existence, perfection, priority or enforceability of Purchaser's interest in the Student Loans sold hereunder; or

                  (v) the collectibility or enforceability of any Student Loans sold hereunder.

         "Portfolio" means a group of Student Loans sold to Eligible Lender
          ---------
Trustee by the Grad Partners Trustee pursuant to Section 2.1 hereof on a Sale
                                                 -----------
Date.

         "Purchase Price" means, with respect to (a) the purchase of any FFEL
          --------------
Loan or HEAL Loan, an amount not to exceed the lesser of (i) 105.85% of the outstanding Principal Balance of such FFEL Loan or HEAL Loan plus accrued and
                                                             ----
unpaid interest thereon or (ii) the Related Premium Amount with respect to any such FFEL Loan or HEAL Loan; (b) the purchase of any Consumer Education Loan which has the benefit of a Consumer Education Loan Guarantee Agreement the Guarantor of which is TUITIONGard, an amount not to exceed the lesser of (i) the outstanding Principal Balance of such Consumer Education Loan plus accrued and
                                                              ----
unpaid interest thereon or (ii) such Consumer Education Loan's actual purchase price if purchased at a discount by Issuer; or (c) the purchase of any other type of Consumer Education Loan, in an amount not to exceed the lesser of (i) 98% of the outstanding Principal Balance of such Consumer Education Loan plus accrued and unpaid
                                                  ----
interest thereon or (ii) such Consumer Education Loan's actual purchase price, if purchased by Seller at a discount; it being understood that if such Consumer Education Loan has an initial deposit into the Reserve Account in an amount equal to at least 2% of the Principal Balance thereof (or such greater amount as requested by the Administrator at such time), the purchase price with respect thereto may be made in an amount agreed to at such time between the Administrator and the Purchaser (but not to exceed 100% of the Principal Balance thereof) plus accrued and unpaid interest thereon.
         ----

         "Purchaser" has the meaning set forth in the preamble to this
          ---------
Agreement.

         "Sale Date" means any date as of which Eligible Lender Trustee (on
          ---------
behalf of the Purchaser), in accordance with the terms of Section 2.3, purchases
                                                          -----------
a Portfolio of Student Loans from the Grad Partners Trustee (on behalf of the Seller).

         "Seller" has the meaning set forth in the preamble to this Agreement.
          ------

         "Trust Agreement" has the meaning set forth in the preamble to this
          ---------------
Agreement.


                                  ARTICLE II

                              STUDENT LOAN SALES

         2.1 [Reserved.]

         2.2 Student Loan Sales. On the terms and subject to the conditions of
             ------------------
this Agreement (including Article III), and in express reliance upon the
                          -----------
representations, warranties and covenants set forth herein, the Seller and the Grad Partners Trustee may from time to time, in the sole discretion of the Seller, sell all of the right, title and interest of each such Person, respectively, in certain Portfolios of Student Loans plus accrued and unpaid interest thereon, together with all Related Security to Eligible Lender Trustee (for the benefit of the Purchaser), and Eligible Lender Trustee may, at the direction of and in the sole discretion of the Purchaser, purchase such Portfolios of Student Loans as of the related Sale Dates therefor, from time to time, prior to the Termination Date as requested by Seller in accordance with
Section 2.3 and in each case in consideration of the Aggregate Purchase Price
-----------
for such Portfolio as of the opening of business on the applicable Sale Date. Such Aggregate Purchase Price shall be paid in cash to the extent the Purchaser has cash available therefor.

         2.3 Requests for Additional Student Loan Sales. Seller may propose that
             ------------------------------------------
Eligible Lender Trustee purchase, at the direction of Purchaser, additional Portfolios of Student Loans on written notice from Seller to Purchaser received by Purchaser not later than 11:00 a.m. (New York City time) on the second Business Day prior to the day of such proposed purchase and sale. Each such notice of proposed purchase and sale shall be in the form of Exhibit A and shall have attached thereto a list of the Student Loans to be
---------
included in such Portfolio.

         2.4 [Reserved.]

         2.5 True Sales. (a) Each of the Seller and the Purchaser intend the
             ----------
transactions hereunder to constitute true sales of the Student Loans and Related Security with respect thereto by the Grad Partners Trustee (on behalf of the Seller) to the Eligible Lender Trustee (on behalf of the Purchaser) providing the Eligible Lender Trustee with all of the Grad Partners Trustee's right, title and interest in and to the Student Loans and Related Security with respect thereto, and no party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan from the Seller to the Purchaser.

         (b) In the event (but only to the extent) that the conveyance of Student Loans and the Related Security with respect thereto hereunder is characterized by a court, governmental authority or regulatory body as a loan rather than a sale or contribution, the Seller and the Grad Partners Trustee shall be deemed hereunder to have granted to the Purchaser and the Eligible Lender Trustee, and the Seller and the Grad Partners Trustee hereby assigns and grants to the Purchaser and the Eligible Lender Trustee, a security interest in all of their right, title and interest now or hereafter existing in, to and under all Student Loans and the Related Security with respect thereto.

                                  ARTICLE III

                        SALE/PURCHASE OF STUDENT LOANS

         3.1 Conditions to Initial Purchase. The purchase of the initial
             ------------------------------
Portfolio hereunder is subject to the condition precedent that Purchaser shall have received, on or before the date hereof, the following, and each in form, substance and date satisfactory to Purchaser:

         (a) A copy of the resolutions of the Board of Directors of Seller authorizing the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of Seller;

         (b) Executed financing statements on Form UCC-1 naming each of the Seller and the Grad Partners Trustee as debtor and Purchaser, as secured party and the Indenture Trustee, for the benefit of the Secured Parties, as the assignee of the Seller, in proper form for filing in the office in which the filings are necessary or, in the opinion of Purchaser, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the interest of Purchaser in the Student Loans sold hereunder.

         (c) A search report provided in writing to Purchaser by the applicable filing offices, listing all effective financing statements that name Seller and the Grad Partners Trustee as debtor and that are filed in the jurisdictions where Seller and the Grad Partners Trustee has its principal place of business, together with copies of such financing statements; and

         (d) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of the other Transaction Documents has been satisfied.

         3.2 Conditions to all Purchases. All purchases hereunder (including the
             ---------------------------
initial purchase) and Purchaser's obligations to pay the Aggregate Purchase Price therefor shall be subject to the following conditions precedent:

         (a) all representations, warranties and statements by or on behalf of Seller contained in this Agreement shall be true and correct on the applicable Sale Date and Seller shall be in compliance with all agreements and covenants contained in this Agreement; and

         (b) the entire interest of Seller in each Student Loan in the Portfolio shall have been duly assigned by endorsement to Purchaser, such endorsement to be without recourse except as provided herein, and all Student Loan Notes and all other books, records and documents evidencing such Student Loans have been delivered to the applicable Sub-Servicer in accordance with the applicable Servicing Agreement.

         By accepting the Aggregate Purchase Price related to the sale of any Portfolio, Seller shall be deemed to have certified that the conditions contained in clauses (a) and (b) of this Section 3.2 have been satisfied.
                                         -----------

         3.3 Consummation of Sale and Purchase of Portfolios. To consummate the
             -----------------------------------------------
sale and purchase of a Portfolio of Student Loans, on or before the applicable Sale Date, Seller shall deliver to Purchaser such instruments of transfer, including a bill of sale, dated the applicable Sale Date, and a blanket endorsement in the form attached hereto as Exhibit B with respect to the
                                           ---------
Portfolio to be sold. On the applicable Sale Date, the Grad Partners Trustee shall at the direction of the Seller, sell, transfer and convey to Eligible Lender Trustee (for the benefit of the Purchaser) all of the Grad Partners Trustee's right, title and interest in, to and under the Student Loans included in the Portfolio, all accrued and unpaid interest thereon and the Related Security therefor free and clear of all Liens (other than Permitted Liens). Subject to the satisfaction of the conditions set forth in Section 3.2,
                                                           -----------
Purchaser shall pay to Seller the Aggregate Purchase Price for such Portfolio on the related Sale Date.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

         4.1 Representations and Warranties of Seller. Seller represents and
             ----------------------------------------
warrants as follows:


         (a)  Organization, Corporate Powers. Seller is a corporation duly
              ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary corporate power to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities require such licensing or qualifying; and has full power, right and authority to enter into this Agreement, the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, to sell and assign Student Loans hereunder and to perform each and all of the matters and things herein and therein provided.

         (b)  Corporate Authority, etc. The execution, delivery and performance
              ------------------------
by Seller of this Agreement and the other Transaction Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and this Agreement, and such Transaction Documents constitute the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or law.

         (c)  Compliance with Laws and Contracts. The execution, delivery and
              ----------------------------------
performance by Seller of this Agreement and the other Transaction Documents to which Seller is a party do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which Seller or its property is subject, or of the articles of incorporation of Seller; (ii) result in a breach of or constitute a default under the provisions of any indenture, loan or credit agreement or any other agreement, lease or instrument to which Seller may be or is subject or by which it, or its property, is bound; or (iii) result in, or require, the creation or imposition of any Lien on or with respect of any of the properties of Seller and Seller is not in violation of, or in default under, any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

         (d)  Governmental Approvals. Seller has obtained all authorizations,
              ----------------------
consents, approvals, licenses, exemptions of or filings or registrations with all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business, or necessary to the valid execution, delivery and performance by Seller of this Agreement and the other Transaction Documents to which Seller is, or will be, a party (the "Approvals"), and such Approvals remain in full force
                          ---------
and effect.

         (e)  Litigation. There is no action, suit, proceeding, inquiry or
              ----------
investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of Seller, which affects, or purports to affect, the validity or enforceability against Seller of any Transaction Document to which is a party.

         (f)  Employee Benefit Plans. All "employee benefit plans" (as such term
              ----------------------
is defined in ERISA) of Seller and each of its ERISA Affiliates (as defined in ERISA) (individually, a "Plan" and collectively the "Plans") are in compliance
                         ----                        -----
in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder, except for compliance amendments which may be required due to changes in such laws and regulations and which were not addressed by the latest determination letters and for which the retroactive amendment period has not expired. No Plan is insolvent or in reorganization. No proceedings have been instituted to terminate any Plan, and no conditions exist which would permit the institution of proceedings to terminate any such Plan.

         (g)  Perfected Interest. Immediately prior to the sale thereof by
              ------------------
Seller to Purchaser hereunder, each Student Loan sold to Purchaser hereunder and the Related Security, is owned by Seller, free and clear of any Lien other than any Lien created hereby. Except for the filing of the financing statements referred to in Section 3.1(b), no further action, including any filing or recording of any document, is necessary in order to establish, protect and perfect the interest of Purchaser, as a first priority ownership interest in any applicable jurisdiction, including, without limitation, any purchaser from, or creditor of, Seller. No financing statement or other instrument similar in effect covering any of the Student Loans sold hereunder or any interest therein is on file in any recording office except such as may be filed in favor of the Purchaser (in connection with this Agreement) or the Indenture Trustee.

         (h)  Accuracy of Information. All information (including each Monthly
              -----------------------
Report) supplied by, or on behalf of, Seller in writing to Purchaser, the Indenture Trustee or the Administrator in connection with this Agreement or the transactions contemplated hereby is true and accurate in all material respects as of the date thereof stated or certified. No information, exhibit or report furnished by Seller to the Purchaser, the Indenture Trustee and the Administrator in connection with this Agreement contained any material misstatement.

         (i)  Eligible Student Loans. Each Student Loan sold by Seller to
              ----------------------
Purchaser hereunder was an Eligible Student Loan as of the applicable Sale Date for such Student Loan. Each FFEL Loan is entitled to full Special Allowance Payments pursuant to Section 438(b) of the Higher Education Act, as amended.

         (j) Financial Statements. The financial statements of Seller for its
             --------------------
fiscal year ended December 31, 2000, including balance sheets, all examined and reported on by certified public accountants or other auditors acceptable to the Administrator, all as heretofore delivered to the Administrator correctly and fairly present the financial condition of Seller as of such date and the result of the operations of Seller for such periods, and are in accordance with generally accepted accounting principles consistently applied except as stated in the notes thereto, and are in accordance with standard accounting procedures of Seller consistently applied, and (y) there has been no material adverse change in the condition, financial or otherwise, of Seller since December 31, 2000, from that set forth in said financial statements.

         (k)  Margin Regulations. The use of all funds obtained by Seller under
              ------------------
this Agreement will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

         (l)  Offices. The chief place of business and chief executive office of
              -------
Seller are located at the address of Seller referred to in Section 5.1(e) (or at
                                                           --------------
such other locations, notified to Purchaser and the Administrator in accordance with Section 5.1(e), in jurisdictions where all action necessary to maintain
     --------------
Purchaser's first priority perfected interest in the Student Loans purchased hereunder has been taken and completed).

         (m)  No Disclosure Required. Under applicable laws and regulations in
              ----------------------
effect on the date hereof, Seller is not required to file a copy of this Agreement with the Securities and Exchange Commission or any other governmental authority.

         (n)  Capital of Seller. Seller is Solvent.
              -----------------

         (o)  Seller Not an Investment Company. Seller is not required to
              --------------------------------
register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (p)  Seller Qualifications. Seller possesses all necessary
              ---------------------
qualifications and licenses to enter into Consumer Education Loans in all states in which it enters into Consumer Education Loans that have been included in the Collateral.

         4.2 Reassignment upon Breach. Each of Seller, Purchaser, the
             ------------------------
Administrator or the Indenture Trustee, as the case may be, shall inform the others promptly, in writing, upon the discovery of any breach in any material respects of the representations and warranties made by Seller pursuant to
Section 4.1(g) or (i) or any breach in any material respects of the covenants of
--------------    ---
Seller made pursuant to Section 5.4. Following the occurrence of any such
                        -----------
breach, the Student Loan as to which such representation and warranty or covenant relates shall be reassigned to and repurchased by the Seller (or the Grad Partners Trustee on its behalf) (a "Reassignment") at such time. In
                                         ------------
consideration of and simultaneously with the reassignment of such Student Loan, Seller shall deposit to the Collection Account immediately available funds equal to the unpaid principal balance of such Student Loan, plus accrued and unpaid
                                                      ----
interest thereon, plus any Unamortized Premium thereon (the "Reassignment
                                                             ------------
Amount"). Notwithstanding the foregoing, so long as no Event of Default shall
------
have occurred and be continuing, during the Revolving Period, Seller may, at its option in lieu of depositing such Reassignment Amount to the Collection Account on such date, assign to Eligible Lender Trustee (and upon such assignment, Purchaser and Eligible Lender Trustee shall pledge to the Indenture Trustee on such date for inclusion in the Collateral)
a new Eligible Student Loan in substitution for such Student Loan that would have a Purchase Price (assuming such new Eligible Student Loan was purchased pursuant to Section 1.02 of the Indenture on the date of such Reassignment) at
            ------------
least equal to the Reassignment Amount, by executing and delivering to Eligible Lender Trustee an assignment of such Eligible Student Loan and delivering to the applicable Sub-Servicer, as bailee for the Indenture Trustee, if not already in its possession, the original Student Loan Note for such Eligible Student Loan. Purchaser and Eligible Lender Trustee shall execute such documents reasonably requested by Seller in order to effect such reassignment and to release their interests therein.



                                   ARTICLE V

                          GENERAL COVENANTS OF SELLER

         5.1 Affirmative Covenants of Seller. From the date hereof until the
             -------------------------------
Final Payout Date, Seller will, unless Purchaser and the Administrator shall otherwise consent in writing:

         (a)  Compliance with Laws, Etc. Comply in all material respects with
              -------------------------
all applicable laws, rules, regulations and orders, including those with respect to the Student Loans.

         (b)  Preservation of Existence. Preserve and maintain its corporate
              -------------------------
existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business requires.

         (c)  Audits. (i) At any time and from time to time during regular
              ------
business hours, permit each of Purchaser, the Administrator, Noteholder, the Indenture Trustee or any of their agents or representatives, upon prior written notice of at least three Business Days if no Event of Default is continuing, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Seller relating to the Student Loans sold to Purchaser hereunder, and (B) to visit the offices and properties of Seller for the purpose of examining such materials described in clause (i)(A) next above,
                                                     -------------
and to discuss matters relating to such Student Loans or Seller's performance hereunder with any of the officers or employees of Seller having knowledge of such matters; and (ii) without limiting the provisions of clause (i) next above,
                                                          ----------
from time to time on the reasonable request of the Administrator or, in the event of an investigation, audit (not in the ordinary course) or other proceeding instigated by the Department, permit certified public accountants or other auditors acceptable to the Administrator to conduct, at Seller's expense, a review of Seller's books and records with respect to such Student Loans.

         (d)  Performance and Compliance with Student Loans. At its expense,
              ---------------------------------------------
timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Student Loan Notes, the Servicing Agreements and other agreements to which Seller is a party related to the Student Loans sold to Purchaser hereunder.

         (e)  Location of Chief Executive Office. Keep its chief place of
              ----------------------------------
business and chief executive office at the address of Seller set forth below its signature hereto or, upon 30 days' prior written notice to Purchaser and the Administrator, at such other address in jurisdictions where all action required to maintain Purchaser's first priority perfected ownership interest in the Student Loans sold to Purchaser hereunder shall have been taken and completed.

         (f)  Books and Records. Note on its books and records that the Student
              -----------------
Loans sold pursuant hereto have been sold.

         (g)  Separate Existence of Purchaser. Take such actions as shall be
              -------------------------------
required in order that:


              (i)    Purchaser's operating expenses will not be paid by Seller;

              (ii) Purchaser's books and records will be maintained separately from those of Seller;

              (iii) Seller will strictly observe corporate formalities in its dealing with Purchaser;

              (iv) Seller shall not commingle its funds with any funds of Purchaser;

              (v) Seller will maintain arm's length relationships with Purchaser and Seller will be compensated at market rates for any services it renders or otherwise furnishes to Purchaser; and

              (vi) Seller will not be, and will not hold itself out to be, responsible for the debts of Purchaser or the decisions or actions in respect of the daily business and affairs of Purchaser.

         5.2 Reporting Requirements of Seller. From the date hereof until the
             --------------------------------
Final Payout Date, Seller (or the Master Servicer on its behalf) will, unless the Administrator and Purchaser shall otherwise consent in writing, furnish to the Administrator and Purchaser:

         (a)  Quarterly Financial Statements. As soon as available and in any
              ------------------------------
event within 90 days after the end of each of the first three quarters of each fiscal year of Seller, copies of the financial statements of Seller prepared in conformity with generally accepted accounting principles, duly certified by an authorized officer of Seller;

         (b)  Annual Financial Statements. As soon as available and in any event
              ---------------------------
within 120 days after the end of each fiscal year of Seller, copies of the financial statements of Seller prepared in conformity with generally accepted accounting principles, duly certified by an independent certified public accountant of recognized standing selected by Seller;

         (c)  ERISA. Promptly after the filing or receiving thereof, copies of
              -----
all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which Seller, or an ERISA Affiliate (as defined in ERISA) thereof, files under ERISA with the Internal Revenue Service, the Pension Benefit Guarantee Corporation or the U.S. Department of Labor or which Seller receives from the Pension Benefit Guarantee Corporation;

         (d)  Event of Defaults. Immediately upon becoming aware (i) of any
              -----------------
failure of Seller to comply with the terms and conditions of this Agreement, or
(ii) that any representation, warranty or statement made by Seller pursuant to this Agreement was false or incorrect in any material respect when made or deemed made, a written statement of the chief financial officer or chief accounting officer of Seller setting forth details of such event and the action that Seller proposes to take with respect thereto;

         (e)  Litigation. As soon as possible and in any event within five
              ----------
Business Days of Seller's actual knowledge thereof, written notice of (i) any litigation, investigation or proceeding which may exist at any time which could reasonably be expected to have a Material Adverse Effect with respect to the Seller's business, the Student Loans, this Agreement (or the transactions and other agreements contemplated hereby) or otherwise and (ii) any material adverse development in previously disclosed litigation, including in each case, any of the same against the Master Servicer (or any Sub-Servicer);

         (f)  Schedule of Student Loans. No later than the fifth Business Day
              -------------------------
after the Sale Date for any Student Loans hereunder, the Schedule of Student Loans, updated to reflect the Student Loans transferred on such Sale Date, shall be delivered to the Indenture Trustee and the Administrator;

         (g)  Credit and Collection Policy. Promptly after the occurrence
              ----------------------------
thereof, written notice of any changes in the Credit and Collection Policy; and

         (h)  Other. Promptly, from time to time, such other information,
              -----
documents, records or reports respecting the Student Loans sold to Purchaser hereunder or the condition or operations, financial or otherwise, of Seller, as the Administrator or Purchaser, may from time to time reasonably request in order to protect the interests of the Administrator, Noteholder and Indenture Trustee, under or as contemplated by this Agreement and the other Transaction Documents.

         5.3 Negative Covenants of Seller. From the date hereof until the Final
             ----------------------------
Payout Date, Seller (or the Master Servicer on its behalf) will not, without the prior written consent of the Administrator and Purchaser:

         (a)  Sales, Liens, Etc. Except as otherwise provided herein, sell,
              -----------------
assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Student Loan sold to Purchaser hereunder, or any interest therein, or any account to which any Collections of any such Student Loans are sent, or any right to receive income or proceeds from or in respect of any of the foregoing; provided, however, that
                                                        --------  -------
Seller may transfer (or cause the Grad Partners Trustee to transfer) any Student Loan for serialization or consolidation purposes so long as Seller shall have deposited to the Collection Account the Principal Balance thereof, plus accrued and unpaid interest thereon.

         (b)  Change in Business. Make any change in the character of its
              ------------------
business, which change would impair the collectibility of any Student Loan or otherwise materially adversely affect the interests or remedies of Purchaser, the Administrator, the Indenture Trustee or Noteholder under this Agreement or any other Transaction Document.

         (c)  Consolidation, Mergers, etc. Merge into, or consolidate with, one
              ---------------------------
or more corporations, or be a party to any transaction involving the transfer of any substantial portion of its assets, revenues or properties to or with any corporation or other Person, without the prior written consent of Purchaser and the Administrator.

         5.4 Servicing Covenants. From the date hereof until the Final Payout
             -------------------
Date, Seller (or the Master Servicer on its behalf) will, unless the Administrator and Purchaser shall otherwise consent in writing, cause each applicable Sub-Servicer to service, administer and make collections with respect to the Student Loans sold to Eligible Lender Trustee hereunder in accordance in all material respects with all applicable federal and state laws, the failure to comply with which could reasonably be expected to have a material adverse effect on Purchaser or the Noteholder. Seller (or the Master Servicer on its behalf) shall not permit any Sub-Servicer to (i) rescind or cancel any such Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Administrator or (ii) reschedule, revise, defer or otherwise compromise with respect to payments due on any such Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Student Loans. Seller (or the Master Servicer on its behalf) shall not agree, or permit any Sub-Servicer to agree, to any decrease of the interest rate on, or the principal amount payable with respect to, any such Student Loan except as otherwise permitted in accordance with any applicable standards, guidelines and requirements of federal or state Law. Seller (or the Master Servicer on its behalf) shall cause each Sub-Servicer to maintain any and all collection procedures with respect to such Student Loans, including taking any steps to enforce such Student Loans such as commencing a legal proceeding to enforce such a Student Loan in the name of Purchaser.

                                  ARTICLE VI

                      ADDITIONAL OBLIGATIONS AND RIGHTS
                     IN RESPECT OF THE SOLD STUDENT LOANS

     6.1  Obligation of Seller to Forward Payments. Seller shall promptly remit,
          ----------------------------------------
or cause to be remitted, to Purchaser all funds received by Seller on or after the applicable Sale Date which constitute Collections with respect to any Student Loan sold hereunder, and agrees that all such payments shall be deemed to be held in trust for Purchaser.

     6.2  Obligation of Seller to Forward Communications. Seller shall
          ----------------------------------------------
immediately transmit to the Sub-Servicers any communication received by Seller after the Sale Date with respect to a Student Loan, including from any Obligor under a Student Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

     6.3  Rights of Purchaser and Sub-Servicer. Seller authorizes Purchaser and,
          ------------------------------------
subject to the limitations set forth in Section 5.4, the applicable Sub-Servicer
                                        -----------
or their respective designees to take any and all steps in Seller's name necessary or desirable in their respective determination to collect all amounts due under any Student Loan sold hereunder, including, without limitation, endorsing Seller's name on checks and other instruments representing Collections and enforcing such Student Loans and any related guarantees. Seller hereby grants to each Sub-Servicer and the Indenture Trustee an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Seller or the Grad Partners Trustee or transmitted or received by Purchaser or Eligible Lender Trustee (whether or not from Seller or the Grad Partners Trustee) in connection with any Student Loan sold hereunder.

     6.4  Further Action Evidencing Purchases. Seller agrees that from time to
          -----------------------------------
time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that Purchaser or Administrator may reasonably request in order to perfect, protect or more fully evidence the sale of Student Loans purchased by Eligible Lender Trustee hereunder, or to enable Purchaser or its designee to exercise or enforce any of its rights hereunder or under any Transaction Document. If Seller fails to perform any of its agreements or obligations under this Agreement, Purchaser or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of Purchaser or its designee incurred in connection therewith shall be payable by Seller.

                                  ARTICLE VII

                                INDEMNIFICATION

     7.1  Indemnity of Seller. Without limiting any other rights which any such
          -------------------
Person may have hereunder or under applicable law, Seller hereby agrees to indemnify Purchaser, and each of its assigns (including the third party beneficiaries specified in Section 8.10), and all officers, directors, employees
                           ------------
and agents of any of the foregoing (each a "Purchase and Sale Indemnified
                                            -----------------------------
Party"), forthwith on demand, from and against any and all damages, losses,
-----
claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them
                -------------------
arising out of or relating to (i) claims asserted against a Purchase and Sale Indemnified Party by a Person, and relating to the transactions contemplated by the Transaction Documents or the Student Loans, (ii) acts or omissions by the Master Servicer or any Sub-Servicer, (iii) the items described in clause (i)
                                                                  ----------
through (iv) of the last sentence of this Section 7.1, or (iv) use of proceeds
        ----                              -----------
hereunder, excluding, however, (a) Indemnified Amounts to the extent determined
           ---------  -------
by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (b) recourse for Defaulted Student Loans, and (c) Indemnified Amounts arising out of any taxes, fees, assessments, interest, or penalties arising out of, assessed against or based upon the income or gross receipts of any Purchase and Sale Indemnified Party or any failure or delay in filing an accurate return with respect thereto and imposed by the jurisdiction under the laws of which such Purchase and Sale Indemnified Party was organized. Without limiting the foregoing, Seller shall indemnify each Purchase and Sale Indemnified Party for Indemnified Amounts arising out of or relating to:

          (i) any representation or warranty made by Seller (or any of its officers or Affiliates) under or in connection with any Transaction Document or any other information or report delivered by or on behalf of Seller pursuant hereto, which shall have been false, incorrect or misleading in any respect when made or deemed made;

          (ii) the failure by Seller to comply with any applicable law, rule or regulation with respect to any Student Loan, or the nonconformity of any Student Loan with any such applicable law, rule or regulation;

          (iii) the failure due to acts or omissions of Seller to vest and maintain vested in Eligible Lender Trustee first priority perfected ownership interest, in the Student Loans sold to Eligible Lender Trustee hereunder, free and clear of any Lien, other than a Lien arising solely as a result of an act of Noteholder, the Administrator or the Indenture Trustee; or

          (iv) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any such Student Loans.

     7.2  Promptly after the receipt by a Purchase and Sale Indemnified Party of a notice of the commencement of any action, suit, proceeding, investigation or claim against such Purchase and Sale Indemnified Party or Parties as to which it proposes to demand indemnification from Seller pursuant to Section 7.1, such
                                                              -----------
Purchase and Sale Indemnified Party shall notify Seller in writing of the commencement thereof, but the failure so to notify Seller will not relieve Seller from any liability which Seller may have to such Purchase and Sale Indemnified Party pursuant to Section 7.1.
                              -----------


                                 ARTICLE VIII

                                 MISCELLANEOUS

     8.1  Amendments, etc. No amendment or waiver of any provision of this
          ---------------
Agreement nor consent to any departure by Seller therefrom shall in any event be effective unless the same shall be in writing and signed by: (a) Purchaser, Seller, Eligible Lender Trustee, Grad Partners Trustee and the Administrator (with respect to an amendment); or (b) Purchaser, the Administrator, Eligible Lender Trustee and Grad Partners Trustee (with respect to a waiver or consent by them) or Seller (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Noteholder may also be required to obtain the approval of some or all of the Program Support Providers to obtain confirmation from certain rating agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes.

     8.2  Notices, etc. All notices and other communications provided for
          ------------
hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     8.3  No Waiver; Cumulative Remedies. No failure on the part of Purchaser,
          ------------------------------
the Issuer, Eligible Lender Trustee, the Administrator, any Purchase and Sale Indemnified Party, the Indenture Trustee or Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (unless waived in writing); nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     8.4  Binding Effect; Assignability. This Agreement shall be binding upon
          -----------------------------
and inure to the benefit of Purchaser, Seller and their respective successors and permitted assigns. Seller may not assign its rights hereunder or any interest herein without the prior consent of Purchaser and the Administrator. Purchaser may not assign its rights hereunder or any interest herein without the prior written consent of Seller and the Administrator. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by Seller pursuant to this Agreement and the indemnification and payment provisions of Article VII and Section 8.6 shall be
                                          -----------     -----------
continuing and shall survive any termination of this Agreement.

     8.5  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     8.6  Costs, Expenses and Taxes. In addition to the obligations of Seller
          -------------------------
under Article VII, Seller agrees to pay on demand:
      -----------

     (a) all reasonable costs and expenses in connection with Purchaser's and/or its assigns' enforcement of this Agreement; and

     (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any documents or instruments delivered pursuant hereto, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     8.7  Waiver of Jury Trial. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO
          --------------------
A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     8.8  Captions and Cross References; Incorporation by Reference. The various
          ---------------------------------------------------------
captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     8.9  Execution in Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     8.10 Acknowledgment and Agreement. By execution below, Seller expressly
          ----------------------------
acknowledges and agrees that all of Purchaser's rights, title, and interests in, to, and under this Agreement shall be assigned for collateral purposes by Purchaser to the Indenture Trustee for the benefit of the Secured Parties pursuant to the Indenture, and Seller consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrator, the Noteholder, the Indenture Trustee and the Secured Parties are third party beneficiaries of the rights of Purchaser arising hereunder.

     8.11 No Proceedings. Seller hereby agrees that it will not institute
          --------------
against Purchaser or the Noteholder, or join any other Person in instituting against Purchaser or the Noteholder, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Noteholder shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit Seller's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Seller.

     8.12 Liability of the Grad Partners Trustee and the Eligible Lender
          --------------------------------------------------------------
Trustee. (a) The Seller and the Purchaser acknowledge that (i) the Eligible
-------
Lender Trustee is entering into this Agreement solely in its capacity as trustee for Purchaser and not in its individual capacity and (ii) the Grad Partners Trustee is entering into this Agreement solely in the capacity as trustee for Seller and not in its individual capacity.

     (b) The representations, warranties and covenants of Eligible Lender Trustee are made solely at the direction of Purchaser without independent investigation of Eligible Lender Trustee, and Eligible Lender Trustee has undertaken only those duties required of it under its trust agreement with Purchaser. Accordingly, all recourse and remedies, if any, of Seller hereunder shall be available only against Purchaser and the assets of the trust estate held by Eligible Lender Trustee for the benefit of Purchaser and not against Eligible Lender Trustee in its individual capacity.

     (c) The representations, warranties and covenants of the Grad Partners Trustee are made solely at the direction of Seller without independent investigation of the Grad Partners Trustee, and the Grad Partners Trustee has undertaken only those duties required of it under its trust agreement with Seller. Accordingly, all recourse and remedies, if any, of Purchaser hereunder shall be available only against Seller and the assets of the trust estate held by the Grad Partners Trustee for the benefit of Seller and not against the Grad Partners Trustee in its individual capacity.

               [Signatures to be found on the pages following.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            GRAD PARTNERS, INC.,
                                            as Seller




                                            By__________________________________
                                             Title:

                                            Address:

                                            12760 High Bluff Drive
                                            Suite 210
                                            San Diego, California 92130

                                            Attention:
                                            Telephone No.:
                                            Facsimile No.:

                                                     Purchase and Sale Agreement
                                                                 (Grad Partners)

                                             GRAD PARTNERS PREMIER, LLC,
                                             as Purchaser


                                             By_________________________________
                                              Title:

                                             Address:

                                             12760 High Bluff Drive
                                             Suite 210A
                                             San Diego, California 92130

                                             Attention:
                                             Telephone No.:
                                             Facsimile No.:

                                                     Purchase and Sale Agreement
                                                                 (Grad Partners)

                                             FIFTH THIRD BANK
                                             solely in its capacity as
                                             Eligible Lender Trustee
                                             and not in its individual
                                             capacity


                                             By_________________________________
                                              Title:

                                             Address:

                                             [Address]

                                             Attention: Brian Gardner
                                             Telephone No.:
                                             Facsimile No.:

                                                     Purchase and Sale Agreement
                                                                 (Grad Partners)

                                             FIFTH THIRD BANK
                                             solely in its capacity as
                                             Grad Partners Trustee
                                             and not in its individual
                                             capacity


                                             By_________________________________
                                              Title:

                                             Address:

                                             [Address]

                                             Attention: Brian Gardner
                                             Telephone No.:
                                             Facsimile No.:

                                                     Purchase and Sale Agreement
                                                                 (Grad Partners)

                                                                       EXHIBIT A
                                                                       ---------

                               FORM OF PURCHASE
                               AND SALE REQUEST





Ladies and Gentlemen:

     All capitalized terms used but not otherwise defined herein which are defined in the Purchase and Sale Agreement, dated as of August 17, 2001 between the undersigned, as Seller, and Grad Partners Premier, LLC, as Purchaser (as amended, modified or supplemented from time to time, the "Purchase Agreement"),
                                                          ------------------
have the same meanings when used herein.

     The undersigned refers to the Purchase Agreement and hereby gives you notice pursuant to Section 2.3 of the Purchase Agreement that the undersigned
                   -----------
hereby requests that Purchaser purchase an additional Portfolio of Student Loans (the "Requested Purchase") under the Purchase Agreement, and in that connection
      ------------------
sets forth below the information relating to the Requested Purchase as required by Section 2.3 of the Purchase Agreement:
   -----------

          (i)   The Sale Date of the Requested Purchase is [______________].

          (ii) Annex 1 hereto contains a list of the Student Loans contained in the Portfolio.

          (iii) The estimated Aggregate Purchase Price of such Portfolio on the proposed Sale Date is [$___________].



                [Signatures to be found on the page following.]

     IN WITNESS WHEREOF, we have caused this Purchase and Sale Request to be executed and delivered by the undersigned on the date first written above.

                                             Very truly yours,

                                             in its capacity as trustee


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                                       EXHIBIT B
                                                                       ---------


                          FORM OF BLANKET ENDORSEMENT


[GRAD PARTNERS, INC.] ("Holder"), by execution of this instrument, hereby
                        ------
endorses the attached promissory note to Grad Partners Premier, LLC ("Purchaser"). This Blanket Endorsement is without recourse, except as provided
  ---------
in that certain Purchase and Sale Agreement (the "Agreement") dated as of August
                                                  ---------
17, 2001, between the Holder and Purchaser. The attached promissory note is one of the promissory notes (the "Notes") described in the Bill of Sale of even date
                              -----
herewith executed by the Holder in favor of Purchaser pursuant to the Agreement, and this endorsement may be effected by attaching this instrument or a copy hereof to this or any of the Notes. Notwithstanding the foregoing, the Holder agrees to individually endorse (manually or by facsimile signature) each Note as Purchaser may from time to time require, upon the same terms and conditions contained in this Blanket Endorsement.

Dated as of _______________.


                                               GRAD PARTNERS, INC.

                                               By:______________________________
                                                  Title:

                                      B-1